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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 6, 2004
                                                        ---------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

       New Jersey                       0-29030                  22-3475473
       ----------                       -------                  -----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                399 Route 23
            Franklin, New Jersey                           07416
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    (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------


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Item 8.01. Other Events.
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     On January 6, 2005, the Registrant issued a press release announcing that its Board of Directors declared of a cash dividend of $0.07 per share, payable on February 3, 2005 to shareholders of record as of January 28, 2005. A copy of the January 6, 2005 press release is included as Exhibit 99.1 hereto.

     The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

   (c) Exhibits.

    Exhibit Number             Description
    --------------             -----------

        99.1 Press Release dated January 6, 2005 regarding a declaration of a $0.07 cash dividend to shareholders of record as of January 28, 2005.






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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUSSEX BANCORP
                                          --------------
                                           (Registrant)

Dated: January 6, 2005                    By: /s/ Candace A. Leatham
                                              ----------------------------------
                                          CANDACE A. LEATHAM
                                          Executive Vice President and Treasurer







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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.  Description                                                Page No.
-----------  -----------                                                --------

99.1         Press release dated January 6, 2005                        5
             announcing the Registrant's declaration of a $0.07 cash dividend to shareholders of record as of January 28, 2005.








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